Product Warranties	12 Months Ended
Mar. 31, 2019
Guarantees [Abstract]
Product Warranties
Product Warranties
The Company offers various warranties on its products, including a 30-year limited warranty on certain fiber cement siding products in the United States. A typical warranty program requires the Company to replace defective products within a specified time period from the date of sale. It is possible that future warranty costs could differ from those estimates.
The following are the changes in the product warranty provision:

	31 March
(Millions of US dollars)	2019	2018	2017
Balance at beginning of period	$52.8	$46.6	$45.3
(Decrease) increase for product warranties accrual	(0.8)	13.1	17.0
Acquired during the period	0.5	—	—
Settlements made in cash or in kind	(5.9)	(6.9)	(15.7)
Balance at end of period	$46.6	$52.8	$46.6